UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 1, 2017

Patriot National, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36804	46-4151376
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

401 East Las Olas Boulevard, Suite 1650

Fort Lauderdale, Florida

(Address of Principal Executive Offices)

(954) 670-2900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

On May 1, 2017, the lenders under the Financing Agreement, dated November 9, 2016, by and among Patriot National, Inc. (the “Company”), Cerberus Business Finance, LLC, as collateral agent and as administrative agent, and the other lenders party thereto, executed a waiver consenting to extend the time by which the Company must deliver its audited financial statements to the lenders from May 1, 2017 to May 26, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL, INC.

By:	/s/ Gex F. Richardson
Name:	Gex F. Richardson
Title:	EVP of Administration and Special Counsel

Date: May 5, 2017